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                                                                 EXHIBIT 10.4(e)

                    RESOLUTIONS APPROVING AMENDMENTS TO THE
                 SUPPLEMENTARY PENSION PLAN OF AIR PRODUCTS AND
                          CHEMICALS, INC. (THE "PLAN")


     WHEREAS, the Plan provides that Plan pension benefits for eligible Employees can be paid in one of several optional forms of benefit elected by the Employee; and

     WHEREAS, it has been recommended to the Committee by the Employee Benefit Plans Committee that the availability of certain of such optional forms of benefit be modified or eliminated to better effect the overall purposes of the Plan;

     NOW, THEREFORE, BE IT RESOLVED, that effective 20 September 1995
Section 3.6 of the Plan shall be amended to eliminate the requirement that an Employee electing a lump sum form of benefit furnish a satisfactory statement of good health signed by his physician; and

     RESOLVED FURTHER, that effective 20 September 1995 Section 3.5 of the Plan be amended to provide that Employees who Separate From Service prior to Retirement shall not be permitted to commence receiving their Plan pension benefits in an annuity until they attain age 55; and

     RESOLVED FURTHER, that the proper officers of the company be, and they each hereby are, authorized and empowered, in the name and on behalf of the company, to make, execute and deliver such instruments, documents and certificates and to do and perform such other acts and things as may be necessary or appropriate to accomplish the amendments of the Plan, as aforesaid, and to carry out the intent and accomplish the purpose of these resolutions, including, without limitation, making such amendments and other revisions in the respective Plan and the text thereof as may be required, in their discretion and upon advice of counsel to the company, to effect the foregoing amendments.


                                                     APCI MANAGEMENT DEVELOPMENT
                                                     AND COMPENSATION COMMITTEE

                                                     20 September 1995